COMMON STOCK                            [LOGO]                      COMMON STOCK



INCORPORATED UNDER THE LAWS OF    PACIFIC BIOMETRICS, INC.     SEE REVERSE FOR
   THE STATE OF DELAWARE                                     CERTAIN DEFINITIONS


                                                               CUSIP 69403Q 10 0
This Certifies That

is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE OF


 ========================== PACIFIC BIOMETRICS, INC. ==========================




transferable on the books of the Corporation by the holder hereof in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation's Certificate of Incorporation and any amendments thereto, copies of which are on file with the Transfer Agent, of which the holder hereof by acceptance of this certificate assents.

     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

           s/ Douglas S. Harrington, M.D.            s/ Paul G. Kanan
                 SECRETARY                              PRESIDENT

                                      SEAL



COUNTERSIGNED AND REGISTERED:
  AMERICAN SECURITIES TRANSFER & TRUST, INC.
    (P.O. Box 1596, Denver, CO  80201)  TRANSFER AGENT
                                         AND REGISTRAR
BY
                                        AUTHORIZED SIGNATURE

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                            PACIFIC BIOMETRICS, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT-______Custodian________
TEN ENT - as tenants by the entireties                   (Cust)          (Minor)
 JT TEN - as joint tenants with
          right of survivorship and                under Uniform Gifts to Minors
          not as tenants in common
                                                   Act__________________________
                                                                (State)

                                 UNIF TRF MIN ACT-______Custodian (until age___)
                                                  (Cust)

                                                 ________under Uniform Transfers
                                                  (Minor)

                                                 to Minors Act__________________
                                                                    (State)

    Additional abbreviations may also be used though not in the above list.


  FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers unto


  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the common stock represented by the within Certificate, and does hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said stock of the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________



                                        X_______________________________________


                                        X_______________________________________

                                        NOTICE: THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME(S) AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                        ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                        WHATEVER.


SIGNATURE(S) GUARANTEED:

By
_______________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


                           NORTHERN BANK NOTE COMPANY

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---------------------                                 --------------------------
  Phone approval        Proof Prepared On Above Date               P.O. Box 608
  necessitates                 Proof Approved:        LaGrange, Illinois  60525
  returning a signed                                               708/482-3900
  copy of the final     By __________________________          Fax 708/482-3332
  approved proof for    Date ________________________
  our records.
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